UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2010 (May 27, 2010)
HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 301- 3100

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.2
EX-10.3
EX-10.4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As noted in Item 5.07 below, at the annual meeting of shareholders of HealthStream, Inc. (the “Company”) held on May 27, 2010 (the “Annual Meeting”), the Company’s shareholders approved the HealthStream, Inc. 2010 Stock Incentive Plan (the “2010 Plan”).
A summary of the material terms of the 2010 Plan is set forth on pages 18 to 26 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2010, and is incorporated herein by reference. That summary and the foregoing description of the 2010 Plan are qualified in their entirety by reference to the text of the 2010 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Any grants under the 2010 Plan to employees, including officers, or members of the Board of Directors will be evidenced by the forms of agreements included herein as Exhibits 10.2, 10.3 and 10.4.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 27, 2010. At the Annual Meeting, Thompson S. Dent, Dale Polley and William W. Stead, M.D. were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders approved the 2010 Plan and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
The final voting results of the director elections, approval of the 2010 Plan and ratification of the independent registered public accounting firm which were described in more detail in the proxy statement filed with the SEC on April 29, 2010, are set forth below.
(1)	Each director was elected by the following tabulation:

	FOR	WITHHELD	BROKER NON VOTES
Thompson S. Dent	15,005,015	514,918	4,058,618
Dale Polley	15,005,065	514,868	4,058,618
William W. Stead, M.D.	15,005,465	514,468	4,058,618
In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors, with the exception of James F. Daniell, M.D. who on February 18, 2010, informed an executive officer of the Company that he did not intend to stand for re-election to the Company’s Board of Directors when his term expired at the Annual Meeting. Dr. Daniell’s decision was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Dr. Daniell had served as a director of the Company since 1995.
(2)	The HealthStream, Inc. 2010 Stock Incentive Plan was approved by the following tabulation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
14,887,671	174,661	457,601	4,058,618

(3)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the following tabulation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
19,518,898	28,465	32,194	-0-
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibit No.	Description

10.1*	HealthStream, Inc. 2010 Stock Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the SEC on April 29, 2010)

10.2*	Form of HealthStream, Inc. Non-Qualified Stock Option Agreement (Employees) under the HealthStream, Inc. 2010 Stock Incentive Plan

10.3*	Form of HealthStream, Inc. Incentive Stock Option Agreement (Employees) under the HealthStream, Inc. 2010 Stock Incentive Plan

10.4*	Form of HealthStream, Inc. Non-Qualified Stock Option Agreement (Directors) under the HealthStream, Inc. 2010 Stock Incentive Plan

*	Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 1, 2010	HEALTHSTREAM, INC.
	By:	/s/ Gerard M. Hayden, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	HealthStream, Inc. 2010 Stock Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the SEC on April 29, 2010)

10.2*	Form of HealthStream, Inc. Non-Qualified Stock Option Agreement (Employees) under the HealthStream, Inc. 2010 Stock Incentive Plan

10.3*	Form of HealthStream, Inc. Incentive Stock Option Agreement (Employees) under the HealthStream, Inc. 2010 Stock Incentive Plan

10.4*	Form of HealthStream, Inc. Non-Qualified Stock Option Agreement (Directors) under the HealthStream, Inc. 2010 Stock Incentive Plan

*	Exhibit is a management contract or compensatory plan or arrangement.